Exhibit 99.13
                                 -------------
                Computational Materials and/or ABS Term Sheets


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Silent Seconds
Aggregate

                                     UPB                    %
Silent Seconds (Only)                    $185,332,560.51      28.51%
Total (Entire Pool)                      $650,012,820.17

Resulting OCLTV
                                     OCLTV
Silent Seconds (Only)                             99.49%
Total (Entire Pool)                               92.78%